UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 31, 2017

AIT THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

Delaware	333-207220	47-3812456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Ilan Ramon, Science Park
Ness Ziona, 7403635
Israel
(Address of Principal Executive Offices) (Zip Code)

+972.8.684.3313
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
Item 3.02	Unregistered Sales of Equity Securities.

On March 31, 2017 (the "Closing Date"), AIT Therapeutics, Inc., a Delaware corporation (the "Company"), entered into a stock purchase and registration rights agreement (the "Purchase Agreement"), together with related subscription agreements (each, a "Subscription Agreement" and, collectively with the Purchase Agreement, the "Purchase Documents") with certain private investors (the "Investors"), pursuant to which the Company issued and sold to the Investors in a private placement (the "Private Placement") an aggregate of 110,494 units (the "Units"), each Unit consisting of (i) one share (a "Unit Share") of the Company's common stock, par value $0.0001 per share (the "Common Stock"), and (ii) warrants to purchase two shares of Common Stock (each, a "Warrant", the Common Stock issuable upon exercise of the Warrants, the "Warrant Shares" and, collectively with the Units and the Unit Shares, the "Securities") at a purchase price of $6.00 per Unit.  Each Warrant has an exercise price of $6.90 per Warrant Share and a five-year term. If at any time a registration statement covering the resale of the Warrant Shares is not currently effective and available for the resale of all the Warrant Shares, the holders of the Warrants may exercise all or any part of their respective Warrants in a "cashless" or "net-issue" exercise.  Before fees and expenses, the Private Placement provided approximately $663,000 of gross proceeds to the Company.

The Company issued the Securities in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D promulgated thereunder. Each Investor represented to the Company that such Investor was an "accredited investor" as defined in Rule 501(a) under the Securities Act and that such Investor's Securities were being acquired for investment purposes.

The Securities have not been registered under the Securities Act and are "restricted securities" as that term is defined by Rule 144 promulgated under the Securities Act ("Rule 144"). Pursuant to the terms of the Purchase Agreement, the Company has agreed to file with the Securities and Exchange Commission (the "SEC"), a registration statement (the "Registration Statement"), registering for resale by the Investors all Units Shares and Warrant Shares (collectively, "Registrable Securities") issued in the Private Placement, as soon as reasonably practicable, but in no event later than the date that is two weeks following the date on which the Company's registration statement on Form S-1 (File No. 333-216287) is declared effective by the SEC, subject to a fixed extension if such date falls within two weeks prior to the date on which the Company is required by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to file its next periodic report (as may be extended, the "Filing Deadline"). The Company has additionally agreed to use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable following such filing, but in no event later than the earlier of (x) the 90th day following the date on which the Registration Statement is initially filed with the SEC and (y) the fifth day following the date on which the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be reviewed or will not be subject to further review (such earlier date, the "Effectiveness Deadline").

If the Company fails to file the Registration Statement on or before the Filing Deadline, if the Registration Statement is not declared effective by the SEC on or before the Effectiveness Deadline, and in certain other cases in which the Registration Statement is not available for use by the Investors or the Company is not otherwise current in is reporting obligations under the Exchange Act, then, in each case, the Company must pay to each Investor an amount in cash equal to 1.5% of such Investor's aggregate investment in the Securities issued in the Private Placement on or prior to the fifth (5th) day following each monthly anniversary of such failure until the date on which such failure is cured; however, the aggregate amount of such payments by the Company shall in no event exceed 19.5% of the aggregate purchase price paid by all Investors in the Private Placement. However, in the event of certain registration-related failures by the Company, including the Company's failure to file the Registration Statement on or prior to the Filing Deadline, the Company must pay to each Investor an amount in cash equal to 3.0% of such Investor's aggregate purchase price paid for the Securities until the applicable failure is cured, and, in these instances, the cash payments are not subject to a cap.

Pursuant to the Purchase Agreement, the Company must maintain the effectiveness of the Registration Statement until the earlier to occur of (i) the sale of all Registrable Securities pursuant to the Registration Statement or (ii) the date on which all Investors may sell all of their respective Registrable Securities without restriction pursuant to Rule 144 and without the need for current public information required by Rule 144(c)(1).

The foregoing descriptions of the Warrants and the Purchase Documents are only summaries and are qualified in their entirety by reference to the full text of the form of Warrant, the Purchase Agreement and the form of Subscription Agreement, which are filed as Exhibit 4.1, Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 4, 2017, the Company issued a press release announcing the completion of the Private Placement. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated by reference in this Item 7.01.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Form of Warrant, dated March 31, 2017
10.1	Stock Purchase and Registration Rights Agreement, dated March 31, 2017, by and among the Company and the Investors party thereto
10.2	Form of Subscription Agreement, dated March 31, 2017, by and among the Company and the Investors party thereto
99.1	Press Release, dated April 4, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIT THERAPEUTICS, INC.

Date: April 4, 2017	By:	/s/ Amir Avniel
Name: Amir Avniel
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Warrant, dated March 31, 2017
10.1	Stock Purchase and Registration Rights Agreement, dated March 31, 2017, by and among the Company and the Investors party thereto
10.2	Form of Subscription Agreement, dated March 31, 2017, by and among the Company and the Investors party thereto
99.1	Press Release, dated April 4, 2017